Exhibit 99.3
www.imgtec.com
6th November, 2012
Announcement by Imagination
of Intention to Purchase

2 © Imagination Technologies Imagination & MIPS – For Distribution
Transaction highlights
▪ Imagination intends to acquire US-listed MIPS
 for $60 million in cash
▪ Imagination’s purchase includes:
 ▪ the operating business of MIPS
 ▪ ownership of 82 key patent properties directly relevant to the MIPS architecture
 ▪ royalty-free, perpetual licence granted to Imagination in respect of all of the remaining 498 Divested Patent Properties being sold to Bridge Crossing LLC for $350 million
▪ Anticipated to be accretive to Imagination's earnings in FY2014
▪ Financed from existing cash resources
▪ Expected to close in Q1 CY2013

3 © Imagination Technologies Imagination & MIPS – For Distribution
Strategic rationale (1)
▪ Strengthens Imagination’s presence in the substantial &
 growing CPU IP segment
 ▪ In both established and new markets
▪ Brings together 2 of the world’s top 5 semiconductor
 design IP vendors
 ▪ Combines complementary CPU technology, resources, expertise &
 market presence to deliver substantially enhanced scale
▪ Combined business to create a new industry-leading force
 in CPU development and licensing
 ▪ delivers benefits to both companies’ customers & partners
 ▪ generates significant new business & revenue opportunities
▪ Strengthens Imagination’s position & opportunities
 ▪ mobile, TV/set-top-box, consumer & other embedded markets
 ▪ Increases Imagination’s penetration into networking, infrastructure &
 other markets where MIPS has enjoyed significant success

4 © Imagination Technologies Imagination & MIPS – For Distribution
Strategic rationale (2)
▪ MIPS is one of the small number of CPU architectures directly supported by the Android OS
▪ Adds highly respected RISC-based 32-bit and 64-bit CPU
 applications processor architectures that complement
 Imagination’s existing Meta 32-bit embedded CPU IP family
 ▪ the architectures have similar philosophies in several key areas including hardware multi-threading
▪ Adds a well-established ecosystem of customers, developers, operating systems & tool providers
 ▪ all will benefit from the strengthened position and broader IP offering that the newly combined business has to offer

▪ Strengthens Imagination’s patent portfolio
 ▪ with the addition of 82 specific patent properties and license rights to all the remaining 498 MIPS patent properties

5 © Imagination Technologies Imagination & MIPS – For Distribution
Imagination company overview
▪ Leading silicon, software & cloud IP supplier
 ▪ Graphics/video, comms, processor, cloud technologies
 ▪ Licensing and royalty business model
 ▪ Ranked #3 in the world by Gartner

▪ Licensed to many top 20 semis & OEMs
 ▪ Servicing high volume, high growth markets

▪ Shipped by most major consumer brands
 ▪ Smartphones, tablets, low-power PC’s
 ▪ TVs/STBs, games consoles, Connected/broadcast audio devices
 ▪ Automotive dashboards, navigation

▪ Strategic product division: Pure
 ▪ Digital radio, internet connected audio, home automation
 ▪ IP business pathfinder, market maker/driver
▪ Established technology powerhouse
 ▪ Founded 1985; London FTSE250 (IMG.L)
 ▪ Employees: 1,200+
 ▪ UK HQ; operations world-wide
 ▪ Global customer base
Technology Division:
Solution Centric IP
Software
Cloud
Graphics
GPU Compute
Video
Display
Processor
Enabling
Systems

6 © Imagination Technologies Imagination & MIPS – For Distribution
Delivering all the world’s standards:
Imagination’s technologies and markets
SoC Technologies
Comms:
TV
Radio
Mobile TV
Wi-Fi
Bluetooth
CPU OS:
Linux
Android
MeOS
Graphics & GPU:
OpenGL ES
OpenCL EP
OpenGL
OpenCL
OpenVG
DirectX 9/10/11
OpenRL
Display:
De-interlace
Frame Rate
Conversion
Noise reduction
Video:
H264
MPEG4
MPEG2
VC1
AVS
VP6/8
SoC
PowerVR
Video
PowerVR
Display
Customer & 3rd Party IP
PowerVR
Graphics
IMGworks Customised IP
Embedded
Processing
Meta
Ensigma
Communications
Mobile
Phone
Handheld
Multimedia
Home
Electronics
Mobile
Computing
Automotive
Emerging
Markets
DSP/Real Time:
Audio
SW Stacks
DSP
Real Time
V.VoIP
VoLTE
I/O
Audio
Screens
Video & graphics
Caustic
Professional

Ray Tracing Solutions
HelloSoft

VoLTE & V.VoIP
Flow

Cloud Connectivity
Solutions

7 © Imagination Technologies Imagination & MIPS – For Distribution
Imagination’s key licensees and OEM partners
Semiconductor Licensees
Key OEM Partners

8 © Imagination Technologies Imagination & MIPS – For Distribution
Imagination’s key technology partnerships
Many partners including:

9 © Imagination Technologies Imagination & MIPS – For Distribution
MIPS highlights
▪ Pioneered modern 32-bit & 64-bit RISC CPU architectures
▪ Customers shipped over 700 million royalty earning units in financial year ended 30 June 2012
▪ 56 royalty-paying licensees in financial year ended 30 June
 2012
▪ MIPS CPU intellectual property core licensing business
 generated c.US$60.0 million in revenue in its financial year ended 30 June 2012
▪ MIPS has recently launched new Aptiv™ Generation of cores;
 high-performance proAptiv core achieves industry leading
 performance and area metrics
▪ One of only three architectures fully supported by Google in
 Android source tree and software/native development kits

10 © Imagination Technologies Imagination & MIPS – For Distribution
MIPS company overview
▪ A leading provider of industry-standard
 processor architectures and cores
 ▪ a leading position in the digital home
 ▪ strong in wired and wireless networking
 ▪ growing position in embedded market
 ▪ expanding into mobile, with millions of units
 of smartphones & tablets already shipping

▪ IP business model— licensing + royalties

▪ Licensees include: Broadcom, Cavium,
 Loongson, Ingenic, Microchip, MStar,
 MediaTek, Sony, Toshiba, & many others

▪ Headquartered in Sunnyvale, CA
 ▪ approx. 160 employees
 ▪ >50% of staff in R&D
Business Overview
Business Overview
Annual Unit Shipments
Annual Unit Shipments
>3.6 billion unit installed base since 2000;
708 million units shipped in FY12

11 © Imagination Technologies Imagination & MIPS – For Distribution
MIPS markets and partners
Significant
market share in:
Digital TV
Cable, Satellite &
IPTV
Set-top Boxes
Blu-ray Players
Broadband CPE
Wi-Fi Access
Points and
Routers
Leading position in home entertainment
Strong in networking
Aggressively expanding into mobile and embedded
Rapidly growing strength in Android-based platforms

12 © Imagination Technologies Imagination & MIPS – For Distribution
Delivering choice for the IP user community
▪ Imagination strongly believes that the selection of each major IP block for SoCs is a key and complex strategic decision of its customers
▪ Imagination customers have received, and will continue to receive, the fullest support possible when they use Imagination IP alongside CPU IP, or other IP cores, developed internally or licenced from other suppliers
▪ Any customer wishing to use Imagination’s CPUs (including MIPS’ CPU),
 GPUs (graphics processors), VPUs (video processors) or RPUs (radio processors) with IP cores from IP sources other than Imagination will be fully supported by Imagination without compromise
▪ This customer-centric and supportive IP business philosophy has always been central to Imagination’s business model
 ▪ valued by Imagination’s partners
 ▪ a major factor in our widespread market penetration

13 © Imagination Technologies Imagination & MIPS – For Distribution
Summary
▪ Imagination intends to acquire MIPS and integrate with its existing CPU IP activities
▪ Scale & accelerate Imagination’s plans in the substantial and growing CPU IP market
▪ The integrated business aims to create a new industry-leading force in CPU development and licensing
▪ Expands markets, customers and ecosystems
▪ Significant additional revenue opportunities

Giving the industry
a real alternative choice
in CPU IP

14 © Imagination Technologies Imagination & MIPS – For Distribution
Imagination’s CEO says:
"MIPS is the company that pioneered the RISC CPU
architecture and created an iconic and widely
respected technology. I am absolutely delighted to
welcome MIPS and its team to the Imagination family.
“I believe that the combination of our existing Meta
CPU technologies and activities with MIPS’
capabilities will help us to create a new force to be
reckoned with in the CPU IP market. I am confident
the acquisition will accelerate our growth in the
substantial CPU IP market across many segments.
“We have been working closely with MIPS for several
years now and have a number of mutual customers
and partners. I believe that this transaction will be
welcomed by both companies’ customers and the
electronics industry at large.”
Hossein Yassaie
CEO
Imagination Technologies

15 © Imagination Technologies Imagination & MIPS – For Distribution
MIPS’ CEO says:
▪“The synergy between Imagination and MIPS makes
the proposed transaction a notable step forward, not
only for the two companies, but for the whole
electronics industry.
▪“It was key for us that our customers and partners
were assured of a strong, long term future for MIPS’
architecture, cores and other technologies, and thanks
to this agreement we are confident we have found the
ideal partner to take that forward.
▪“The industry needs semiconductor IP companies with
a breadth of respected processor architectures for all
SoC processing requirements. This acquisition is a
strong and welcome step in addressing such needs.”
Sandeep Vij
CEO
MIPS Technologies

www.imgtec.com
6th November, 2012
Announcement by Imagination
of Intention to Purchase